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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 18, 1998
               -----------------------------------------------
               Date of report (Date of earliest event reported)


                      GEMSTAR INTERNATIONAL GROUP LIMITED
              --------------------------------------------------
            (Exact name of Registrant as specified in its Charter)


 BRITISH VIRGIN ISLANDS              0-26878                         N/A
------------------------      ---------------------          -------------------
(State of incorporation)      (Commission File No.)            (IRS Employer
 or other jurisdiction)                                      Identification No.)

                          135 NORTH LOS ROBLES AVENUE
                                   SUITE 800
                          PASADENA, CALIFORNIA 91101
             -----------------------------------------------------
       (Address of principal executive offices and, including Zip Code)


                                (626) 792-5700
             -----------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         A copy of the press release issued by Gemstar International Group Limited, a British Virgin Islands corporation (the "Company"), on August 18, 1998 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.

    (c)  Exhibits

         99.1    Press Release issued by the Company on August 18, 1998.


                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 1998


                                  GEMSTAR INTERNATIONAL GROUP LIMITED
                                  Registrant

                                  By:   /s/ LARRY GOLDBERG
                                        ----------------------------------
                                  Name:     Larry Goldberg
                                  Title:    Secretary
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                                 EXHIBIT INDEX

Exhibit No.          Description

    99.1             Press Release issued by the Company on August 18, 1998